
                                                                   1717 K Street, NW, Suite 707
                                                                   Washington, DC  20006-1504
                                                                   Telephone (202) 331-8055
                                                                   Fax (202) 331-8190
                                                                   TIN: 52-6220193
                                                                   Participant I.D.: BTT027
                                                                   TIN: 52-6127745
                                                                   Distributions are: Reinvested
        Mr. Dave Stupar, Executive Director
        Bricklayers & Trowel Trades
        Int'l. Pension Fund
        815 Fifteenth Street, N.W.
        Washington, DC  20005



                                                Investment Summary
                                           November 1, 2000 - November 30, 2000
                                                   Transactions

                                                      Market Value Units this   Total      Investment
   Date       Description              Dollar Amount  per Unit     Transaction  Units        Balance
   11/01/00  Beginning Balance       	             $1,064.8774               61,754.4074 $65,760,872.79
   11/30/00  Total Income Distribution   379,780.79
   11/30/00  Income Reinvestment         379,780.79                 353.3853   62,107.7927  66,746,816.27

            Ending Balance                           $1,074.6931               62,107.7927 $66,746,816.27

                                             Monthly Income
                    Ordinary          Operating    Net Ordinary
                    Income	      Expenses	      Income     Capital Gains   Total Distribution
  Per Unit          $6.4856508370  0.3357936530  6.1498571841    0.0000000000      6.1498571841
  Participant Totals  $400,517.52     20,736.74	   379,780.79	       0.00          379,780.79


                                                 Performance


Type of Return	             	1-Month  3-Month  Y-T-D 1-Year  3-Year 5-Year  10-Year
Trust Time-Weighted, Gross 	  1.53%  3.25%   10.96%  10.68%  6.75%  7.52%   8.55%
Trust Time-Weighted, Net   	  1.50%  3.16%   10.57%  10.25%  6.34%  7.08%   8.06%

<F1>
                        Performance returns greater than one year are annualized.

All performance figures presented herein are based upon historical results and do not assure future performance. Units may be worth more or less at redemption than at original purchase.

